BLACKROCK FUNDSSM

BlackRock Infrastructure Sustainable Opportunities Fund

(the “Fund”)

Supplement dated May 30, 2024 to the Summary Prospectuses and Prospectuses of the Fund, each dated September 28, 2023, as supplemented to date

Effective May 31, 2024, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock Infrastructure Sustainable Opportunities Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Infrastructure Sustainable Opportunities Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Balfe Morrison	2023	Vice President of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND
Balfe Morrison is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Balfe Morrison	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Vice President of BlackRock, Inc. and member of BlackRock’s Global Real Asset Securities Group since 2019.

Shareholders should retain this Supplement for future reference.

PRO-ISO-0524SUP